               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

              Insured Municipal Income Fund Inc.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                       INSURED MUNICIPAL INCOME FUND INC.
                             ---------------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 15, 1999
                             ---------------------

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Insured Municipal Income Fund Inc. ('Fund') will be held on July 15, 1999 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

     MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS:

          (1) To elect eight (8) directors to serve until the annual meeting of shareholders in 2000, or until their successors are elected and qualified;

          (2) To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending March 31, 2000; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     MATTERS TO BE VOTED UPON ONLY BY HOLDERS OF AUCTION PREFERRED SHARES:

          (4) To elect two (2) directors to serve until the annual meeting of shareholders in 2000, or until their successors are elected and qualified.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on May 21, 1999. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,
                                          DIANNE E. O'DONNELL
                                          Secretary

June 1, 1999
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

        PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director for which you are entitled to cast a vote named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                      REGISTRATION                                   VALID SIGNATURE
---------------------------------------------------------    -------------------------------
Corporate Accounts
     (1) ABC Corp........................................    ABC Corp.
                                                             John Doe, Treasurer
     (2) ABC Corp........................................    John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer...............    John Doe
     (4) ABC Corp. Profit Sharing Plan...................    John Doe, Trustee

Partnership Accounts
     (1) The XYZ Partnership.............................    Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership............    Jane B. Smith, General Partner

Trust Accounts
     (1) ABC Trust Account...............................    Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/18/78.............    Jane B. Doe

Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o
         John B. Smith, Jr. UGMA/UTMA....................    John B. Smith
     (2) Estate of John B. Smith.........................    John B. Smith, Jr., Executor

                       INSURED MUNICIPAL INCOME FUND INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                             ---------------------
                                PROXY STATEMENT
                             ---------------------
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 15, 1999

     This statement is furnished to the shareholders of Insured Municipal Income Fund Inc. ('Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on July 15, 1999, or any adjournment or adjournments thereof. This proxy statement will first be mailed to shareholders on or about June 1, 1999.

     A majority of the shares outstanding on May 21, 1999, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund's auction preferred shares ('APS') with respect to the election of the two directors to be elected by the APS), or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1 and 4, for which the required vote is a plurality, or Proposal 2, for which the required vote is a majority, of the votes cast.

     Except as otherwise indicated herein, all of the outstanding shares of the Fund's common stock and APS will vote together as a single class. Each full share of the Fund's common stock or APS is entitled to one vote and each fractional share of the Fund's common stock or APS is entitled to a proportionate share of one vote. However, as described below in connection with Proposals 1 and 4, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund's directors.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted FOR the ten nominees for director named herein and FOR the remaining proposals described in this proxy statement. With respect to the holders of the Fund's common stock, if you give no voting instructions, your shares will be voted FOR the eight nominees for director for which the holders of the common stock are entitled to vote and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, May 21, 1999, the Fund had outstanding 20,628,363 shares of common stock and 3,000 shares of the APS, representing Series A, Series B, Series C and Series D shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') or PaineWebber Incorporated ('PaineWebber'), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund.

     Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ('PW Group'), a publicly held financial services holding company. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

     The Fund's annual report containing financial statements for the fiscal year ended March 31, 1999 is being mailed to shareholders concurrently with this proxy statement.

                    PROPOSALS 1 AND 4. ELECTION OF DIRECTORS

     Proposals 1 and 4 relate to the election of directors of the Fund. Management proposes the election of the ten nominees named in the table below. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors'), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified.

     Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund's directors. Margo N. Alexander and Meyer Feldberg have been nominated as the directors that are to be elected by holders of the APS. The other eight directors will be elected by holders of the outstanding common stock and APS, voting together as a single class. Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, George W. Gowen, Frederic V. Malek, Carl W. Schafer and Brian M. Storms have been nominated as the directors that are to be elected by all common stock and APS holders. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your shares will be voted FOR the election of all ten nominees; and, if you are a holder of the common stock, your shares will be voted FOR the eight nominees that are to be elected by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

     Mr. Feldberg and, except for a brief period during 1993, Mr. Bewkes have served as directors of the Fund since its inception. Messrs. Armstrong and Burt have served as directors of the Fund since February 15, 1995. Mrs. Alexander has served as a director of the Fund since May 11, 1995. Messrs. Gowen, Malek and Schafer and Ms. Farrell have served as directors of the Fund since April 11, 1996. On May 13, 1999, the board increased the number of board members to ten and appointed Mr. Storms to fill the vacancy created by the expansion. Directors shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund present in person or by proxy and entitled to vote thereon, provided a quorum is present. If each of the ten nominees is elected, they will constitute the entire board of directors of the Fund. None of the current directors and executive officers (21 persons) beneficially owned any shares of the Fund's common stock or APS on April 30, 1999.

                                                   PRESENT POSITION WITH THE                        SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
         NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS                 APRIL 30, 1999**
-------------------------------  -------------------------------------------------------------   ------------------
Margo N. Alexander; 52*          Director and president. Mrs. Alexander is chairman (since               --
                                 March 1999), chief executive officer and a director of
                                 Mitchell Hutchins (since January 1995) and an executive vice president and a director of PaineWebber (since March 1984).
                                 Mrs. Alexander is president and a director or trustee of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Richard Q. Armstrong; 63         Director. Mr. Armstrong is chairman and principal of R.Q.A.             --
                                 Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). He was chairman of the board, chief executive officer and co-owner of
                                 Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters) (October 1993-March 1995). He was a partner of The New England Consulting Group (management
                                 consulting firm) (December 1992-September 1993). He was
                                 managing director of LVMH U.S. Corporation (U.S. subsidiary of the French luxury goods conglomerate, Louis Vuitton Moet
                                 Hennessey Corporation) (1987-1991) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset Company
                                 (1987-1991). Mr. Armstrong is a director or trustee of 31
                                 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

E. Garrett Bewkes, Jr.; 72*      Director and chairman of the board of directors. Mr. Bewkes             --
                                 is a director of PW Group (holding company of PaineWebber and
                                 Mitchell Hutchins). Prior to December 1995, he was a
                                 consultant to PW Group. Prior to 1988, he was chairman of the board, president and chief executive officer of American
                                 Bakeries Company. Mr. Bewkes is a director of Interstate
                                 Bakeries Corporation. Mr. Bewkes is a director or trustee of
                                 35 investment companies for which Mitchell Hutchins,
                                 PaineWebber or one of their affiliates serves as investment adviser.

Richard R. Burt; 52              Director. Mr. Burt is chairman of IEP Advisors, Inc.                    --
                                 (international investments and consulting firm) (since March
                                 1994) and a partner of McKinsey & Company (management
                                 consulting firm) (since 1991). He is also a director of
                                 Archer-Daniels-Midland Co. (agricultural commodities),
                                 Hollinger International Co. (publishing), Homestake Mining
                                 Corp., Powerhouse Technologies Inc. and Wierton Steel Corp.
                                 He was the chief negotiator in the

                                                   PRESENT POSITION WITH THE                        SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
         NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS                 APRIL 30, 1999**
-------------------------------  -------------------------------------------------------------   ------------------
                                 Strategic Arms Reduction Talks with the former Soviet Union
                                 (1989-1991) and the U.S. Ambassador to the Federal Republic
                                 of Germany (1985-1989). Mr. Burt is a director or trustee of
                                 31 investment companies for which Mitchell Hutchins,
                                 PaineWebber or one of their affiliates serves as investment adviser.

Mary C. Farrell; 49*             Director. Ms. Farrell is a managing director, senior                    --
                                 investment strategist and member of the Investment Policy
                                 Committee of PaineWebber. Ms. Farrell joined PaineWebber in
                                 1982. She is a member of the Financial Women's Association and Women's Economic Roundtable and appears as a regular
                                 panelist on Wall $treet Week with Louis Rukeyser. She also serves on the Board of Overseers of New York University's
                                 Stern School of Business. Ms. Farrell is a director or
                                 trustee of 31 investment companies for which Mitchell
                                 Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Meyer Feldberg; 57               Director. Mr. Feldberg is Dean and Professor of Management of           --
                                 the Graduate School of Business, Columbia University. Prior
                                 to 1989, he was president of the Illinois Institute of
                                 Technology. Dean Feldberg is also a director of Primedia,
                                 Inc., Federated Department Stores, Inc. and Revlon, Inc. Dean
                                 Feldberg is a director or trustee of 34 investment companies for which Mitchell Hutchins, PaineWebber or one of their
                                 affiliates serves as investment adviser.

George W. Gowen; 69              Director. Mr. Gowen is a partner in the law firm of                     --
                                 Dunnington, Bartholow & Miller. Prior to May 1994, he was a
                                 partner in the law firm of Fryer, Ross & Gowen. Mr. Gowen is a director or trustee of 34 investment companies for which
                                 Mitchell Hutchins, PaineWebber or one of their affiliates
                                 serves as investment adviser.

Frederic V. Malek; 62            Director. Mr. Malek is chairman of Thayer Capital Partners              --
                                 (merchant bank). From January 1992 to November 1992, he was campaign manager of Bush-Quayle '92. From 1990 to 1992, he was vice chairman and, from 1989 to 1990, he was president of
                                 Northwest Airlines Inc., NWA Inc. (holding company of
                                 Northwest Airlines Inc.) and Wings Holding Inc. (holding
                                 company of NWA Inc.). Prior to 1989, he was employed by the
                                 Marriott Corporation (hotels, restaurants, airline catering and contract feeding), where he most recently was an
                                 executive vice president and president of Marriott Hotels and
                                 Resorts. Mr. Malek is also a director of American Management
                                 Systems, Inc. (management

                                                   PRESENT POSITION WITH THE                        SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
         NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS                 APRIL 30, 1999**
-------------------------------  -------------------------------------------------------------   ------------------
                                 consulting and computer related services), Automatic Data
                                 Processing, Inc., CB Commercial Group, Inc. (real estate
                                 services), Choice Hotels International (hotel and hotel
                                 franchising), FPL Group, Inc. (electric services), Manor
                                 Care, Inc. (health care), and Northwest Airlines Inc. Mr.
                                 Malek is a director or trustee of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their
                                 affiliates serves as investment adviser.

Carl W. Schafer; 63              Director. Mr. Schafer is president of the Atlantic Foundation           --
                                 (charitable foundation supporting mainly oceanographic
                                 exploration and research). He is a director of Base Ten
                                 Systems, Inc. (software), Roadway Express, Inc. (trucking),
                                 The Guardian Group of Mutual Funds, the Harding, Loevner
                                 Funds, Evans Systems, Inc. (motor fuels, convenience store and diversified company), Electronic Clearing House, Inc.
                                 (financial transactions processing), Frontier Oil Corporation and Nutraceutix, Inc. (biotechnology company). Prior to
                                 January 1993, he was chairman of the Investment Advisory
                                 Committee of the Howard Hughes Medical Institute. Mr. Schafer
                                 is a director or trustee of 31 investment companies for which
                                 Mitchell Hutchins, PaineWebber or one of their affiliates
                                 serves as an investment adviser.

Brian M. Storms; 44*             Director. Mr. Storms is president and chief operating officer           --
                                 of Mitchell Hutchins (since March 1999). Prior to March 1999, he was president of Prudential Investments (1996-1999). Prior to joining Prudential he was a managing director at Fidelity
                                 Investments. Mr. Storms is a director or trustee of 31
                                 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

------------

* Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are 'interested persons' of the Fund as defined by the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned.

     The board of directors of the Fund met seven times during the fiscal year ended March 31, 1999. Each of the directors attended 75% or more of the board meetings during the last fiscal year. The Audit and Contract Review Committee ('ACR Committee') of the board currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer. The ACR Committee has established a sub-committee that periodically reviews the contractual and audit arrangements for the Fund and reports back to the full ACR Committee. Messrs. Burt, Feldberg and Schafer are members of this sub-committee. Each member of the Fund's ACR Committee is also a member of a similar committee established by the boards of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser and also may be a member of a sub-committee established by another fund's audit and contract review committee. The duties of the ACR Committee are: (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent auditors, including reports on the Fund's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The ACR Committee and the related sub-committee each met once during the Fund's fiscal year ended March 31, 1999. Each member of the ACR Committee and sub-committee attended those meetings.

     The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,000 annually and up to $150 for each board meeting and each separate meeting of a board committee. The chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex receive additional annual compensation aggregating $15,000 each from the relevant funds. Directors of the Fund who are 'interested persons' as defined by the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings. Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The board has waived this requirement with respect to Mr. Bewkes for the next year. The table below includes certain information relating to the compensation of the Fund's directors.

                             COMPENSATION TABLE'D'

                                                                                                        TOTAL
                                                                                     AGGREGATE       COMPENSATION
                                                                                    COMPENSATION    FROM THE FUND
                                     NAME OF                                            FROM           AND THE
                                PERSON, POSITION                                     THE FUND*      FUND COMPLEX**
---------------------------------------------------------------------------------   ------------    --------------
Richard Q. Armstrong, Director...................................................      $1,810          $101,372
Richard R. Burt, Director........................................................       1,810           101,372
Meyer Feldberg, Director.........................................................       2,522           116,222
George W. Gowen, Director........................................................       1,660           108,272
Frederic V. Malek, Director......................................................       1,810           101,372
Carl W. Schafer, Director........................................................       1,810           101,372

------------

 'D' Only independent members of the board are compensated by the Fund and identified above; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.
 *   Represents fees paid to each director during the fiscal year ended
     March 31, 1999.

** Represents total compensation paid to each director by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser during the twelve months ended December 31, 1998; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

         PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Fund's financial statements for the fiscal year ended March 31, 1999 were audited by Ernst & Young LLP ('Ernst & Young'), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns.

     The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ending March 31, 2000, subject to ratification by shareholders of the Fund at the annual meeting.
Ernst & Young has been the Fund's independent auditors since its inception in June 1993. The ratification of Ernst & Young as independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote FOR such ratification unless contrary instructions are given. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund cast at the annual meeting is required for ratification, provided a quorum is present.

     Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 2.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, other than Mrs. Alexander, who is a nominee for director, are:

     ELBRIDGE T. GERRY III, age 42, vice president of the Fund (appointed April
1996). Mr. Gerry is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to January 1996, he was with J.P. Morgan Private Banking where he was responsible for managing municipal assets, including several municipal bond funds. Mr. Gerry is a vice president of five investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     JOHN J. LEE, age 30, vice president and assistant treasurer of the Fund (appointed May 1998). Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst and Young LLP. Mr. Lee is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     KEVIN J. MAHONEY, age 33, vice president and assistant treasurer of the Fund (appointed May 1999). Mr. Mahoney is a first vice president and senior manager of the mutual fund finance department of Mitchell Hutchins. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Prior to August 1996, he was an associate and assistant treasurer for BlackRock Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     DENNIS MCCAULEY, age 52, vice president of the Fund (appointed September
1995). Mr. McCauley is a managing director and chief investment officer-fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is a vice president of 22 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     ANN E. MORAN, age 41, vice president and assistant treasurer of the Fund (appointed June 1993). Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     RICHARD S. MURPHY, age 44, vice president of the Fund (appointed December
1996). Mr. Murphy is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to March 1994, Mr. Murphy was a vice president at American International Group. Mr. Murphy is a vice president of two investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     DIANNE E. O'DONNELL, age 46, vice president and secretary of the Fund (appointed February 1993). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 31 investment companies and a vice president and assistant secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     EMIL POLITO, age 38, vice president of the Fund (appointed September 1996). Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. Mr. Polito is a vice president of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     VICTORIA E. SCHONFELD, age 48, vice president of the Fund (appointed May
1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins since May 1994 and a senior vice president of PaineWebber Incorporated since July 1995. Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is a vice president of 31 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     PAUL H. SCHUBERT, age 36, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Fund. Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management L.P. Mr. Schubert is a vice president and treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     BARNEY A. TAGLIALATELA, age 38, vice president and assistant treasurer of the Fund (appointed May 1997). Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to February 1995, he was a manager of the mutual fund finance division of Kidder Peabody Asset Management, Inc. Mr. Taglialatela is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     KEITH A. WELLER, age 37, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to joining Mitchell Hutchins in June 1995, he was an attorney with the law firm of Brown & Wood. Mr. Weller is a vice president and assistant secretary of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as an investment adviser.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Mr. Lee. This delayed report did not involve any transactions in the Fund's stock but related to his election as an officer. The Fund is not aware of any outstanding report required to be filed pursuant to
Section 16(a).

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 2000 annual meeting of shareholders should send such proposals to the Fund at 1285 Avenue of the Americas, New York, New York 10019. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than February 2, 2000 and must satisfy the other requirements of the federal securities laws.

                                 OTHER BUSINESS

     Management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

June 1, 1999

        It is important that you execute and return your proxy promptly.

-------------------
            INSURED
          MUNICIPAL
   INCOME FUND INC.
-------------------

                                                        -------------------
                                                                    INSURED
                                                                  MUNICIPAL
                                                           INCOME FUND INC.
                                                        -------------------

PROXY
STATEMENT

                                                              ------------------
                                                              NOTICE OF
                                                              ANNUAL MEETING
                                                              TO BE HELD ON
                                                              JULY 15, 1999
                                                              AND
                                                              PROXY STATEMENT
                                                              ------------------

                                   APPENDIX 1

                                                               COMMON STOCK
                                                                   PROXY

                       INSURED MUNICIPAL INCOME FUND INC.
           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  -  JULY 15, 1999

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES SCOTT GRIFF AND STEPHANIE HEMPHILL-JOHNSON AND EACH OF THEM (WITH POWER OF SUBSTITUTION) TO VOTE FOR THE UNDERSIGNED ALL SHARES OF COMMON STOCK OF THE UNDERSIGNED AT THE AFORESAID MEETING AND ANY ADJOURNMENT THEREOF WITH ALL THE POWER THE UNDERSIGNED WOULD HAVE IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE 'FOR' ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT
    Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938. PFPC
  Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

 PLEASE INDICATE YOUR VOTE BY AN `X' IN THE APPROPRIATE BOX BELOW. THE BOARD OF
                       DIRECTORS RECOMMENDS A VOTE 'FOR'

                                                                                      FOR ALL   OR   FOR ALL EXCEPT   OR    WITHHOLD
1.    ELECTION OF DIRECTORS
      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
      STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW AND MARK CENTER
      BOX TO RIGHT.)                                                                    [ ]               [ ]                  [ ]
      Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C.
      Farrell, George W. Gowen, Frederic V. Malek, Carl W. Schafer, Brian M.
      Storms.

                                                                                        FOR             AGAINST              ABSTAIN
2.    To ratify the selection of Ernst & Young LLP as the Fund's independent
      auditors for the fiscal year ending March 31, 2000.                               [ ]               [ ]                  [ ]


                   Continued and to be signed on reverse side

         This proxy will not be voted unless it is dated and signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: 'ABC Corp., John Doe, Treasurer.'

                                                 Sign exactly as name appears
                                                 hereon.

                                                 _________________________(L.S.)

                                                 _________________________(L.S.)

                                                 Date_____________________, 1999

                                  APPENDIX 2

                                                                       APS
                                                                      PROXY

                       INSURED MUNICIPAL INCOME FUND INC.
           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  -  JULY 15, 1999

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES SCOTT GRIFF AND STEPHANIE HEMPHILL-JOHNSON AND EACH OF THEM (WITH POWER OF SUBSTITUTION) TO VOTE FOR THE UNDERSIGNED ALL SHARES OF PREFERRED STOCK OF THE UNDERSIGNED AT THE AFORESAID MEETING AND ANY ADJOURNMENT THEREOF WITH ALL THE POWER THE UNDERSIGNED WOULD HAVE IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE 'FOR' ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT
    Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938.
    PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

 PLEASE INDICATE YOUR VOTE BY AN `X' IN THE APPROPRIATE BOX BELOW. THE BOARD OF
                       DIRECTORS RECOMMENDS A VOTE 'FOR'

                                                                                      FOR ALL   OR   FOR ALL EXCEPT   OR    WITHHOLD
1.    ELECTION OF DIRECTORS
      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
      NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
      BELOW AND MARK CENTER BOX TO RIGHT.)                                              [ ]               [ ]                  [ ]
      Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr.,
      Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen,
      Frederic V. Malek, Carl W. Schafer, Brian M. Storms.
                                                                                        FOR             AGAINST              ABSTAIN
2.    To ratify the selection of Ernst & Young LLP as the Fund's
      independent auditors for the fiscal year ending March 31, 2000.                   [ ]               [ ]                  [ ]


                   Continued and to be signed on reverse side

          This proxy will not be voted unless it is dated and signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: 'ABC Corp., John Doe, Treasurer.'

                                                Sign exactly as name appears
                                                hereon.

                                                __________________________(L.S.)

                                                __________________________(L.S.)

                                                Date______________________, 1999


                           STATEMENT OF DIFFERENCES
                           ------------------------

The dagger symbol shall be expressed as .................................... 'D'